SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  May 16, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                                EQUITY INNS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


         Tennessee                       001-12073                62-1550848
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                            7700 Wolf River Boulevard
                           Germantown, Tennessee 38138
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (901) 754-7774
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


            Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

               Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

               Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

               Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events.

On May 16, 2005, Equity Inns, Inc. issued a press release announcing that it intends to offer $65,000,000 in aggregate principal amount of senior notes in a private placement. A copy of this release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

            (c)  Exhibits.

                 99.1  Press Release dated May 16, 2005.



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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              EQUITY INNS, INC.



May 18, 2005                  /s/J. Mitchell Collins
------------                  ----------------------
                              J. Mitchell Collins
                              Executive Vice President, Chief Financial Officer,
                              Secretary and Treasurer

                                EQUITY INNS, INC.
                                INDEX TO EXHIBITS


Exhibit Number
--------------

99.1                Press Release dated May 16, 2005.